                            SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                   Act of 1934
                               (Amendment No. __)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for the use of  the
    Commission only(as permitted by
    Rule 14a-6(e)(2).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12

                        FARMERS & MERCHANTS BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         5) Total fee paid:
--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1) Amount previously paid.
--------------------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
         3) Filing Party:
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         4) Date Filed:
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

March 3, 2004

TO OUR SHAREHOLDERS

I am pleased to invite you to attend the Annual Meeting of Shareholders of FARMERS & MERCHANTS BANCORP, INC. The meeting will be held at Founders Hall, located at Sauder Village, State Route 2, Archbold, Ohio 43502 on April 3, 2004 at 1:00 P.M., EST.

Matters scheduled for consideration at this meeting are:

         1.       To elect fourteen (14) directors of the Corporation; and

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The meeting will also provide an opportunity to review with you the results of Farmers & Merchants Bancorp, Inc. and its subsidiaries during 2003.

Your vote is important no matter how many shares you own. I encourage you to vote your shares. If you choose not to attend the Annual Meeting of Shareholders, you may vote by mail by signing, dating and returning the proxy card in the accompanying envelope. If you do attend the meeting and desire to vote in person, you may do so even though you have previously submitted your proxy.

I look forward to seeing you at the meeting.

Sincerely,

Farmers & Merchants Bancorp, Inc.

Eugene D. Bernath
Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To be held April 3, 2004

To Our Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Farmers & Merchants Bancorp, Inc., an Ohio corporation ("Corporation") will be held at Founders Hall, located at Sauder Village, State Route 2, Archbold, Ohio 43502 on April 3, 2004 at 1:00 P.M., EST, for the following purposes:

         1.       To elect fourteen (14) directors of the Corporation; and

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on February 27, 2004, as the record date for determination of shareholders who are entitled to notice of and to vote at the meeting.

If the enclosed proxy statement and annual report are being delivered to two or more security holders who share the same address, and the security holders sharing the same address each desires to receive a proxy statement and annual report, or if there are more than one copy of the proxy statement and annual report being delivered to security holders who share the same address, and it is preferred to receive a single copy of such proxy statement and annual report, please notify Carol J. England, Secretary of Farmers & Merchants Bancorp, Inc. This request should be in writing addressed to Ms. England at Farmers & Merchants Bancorp, Inc., 119 N. Fulton St., Wauseon, Ohio 43567. If you have questions, please contact Ms. England by telephone at 419-337-3085.

                                              By Order of the Board of Directors

                                              ----------------------------------
                                                       Carol J. England
                                                           Secretary

Archbold, Ohio
March 3, 2004

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU STILL HAVE THE RIGHT TO REVOKE THE PROXY AND VOTE IN PERSON AT THE MEETING IF YOU SO CHOOSE. IF YOU HAVE ANY QUESTIONS PLEASE CONTACT CAROL J. ENGLAND, SECRETARY OF THE CORPORATION AT (419) 337-3085.

The Proxy Statement, proxy card and Farmers & Merchants Bancorp, Inc. 2003 Annual Report will be mailed to each shareholder commencing on or about March 4, 2004.

                                TABLE OF CONTENTS
                                       OF
                                 PROXY STATEMENT

                                                                                                           Page
General Information about the Meeting and Voting Securities and Procedures......................             1

Election of Directors and Information Concerning Directors and Officers.........................             3

Security Ownership of Certain Beneficial Owners and Management..................................             5

Committees and Compensation of the Board of Directors...........................................             6

Executive Compensation and Other Information....................................................             8

Report of the Compensation Committee of Farmers & Merchants Bancorp, Inc........................             9

Compensation Committee Interlocks and Insider Participation.....................................            10

Performance Graph...............................................................................            10

Compliance with Section 16(a) of the Securities Exchange Act of 1934............................            12

Information Concerning Independent Accountants..................................................            12

Proposals of Shareholders for Next Annual Meeting...............................................            13

Other Matters...................................................................................            13

Audit Committee Charter.........................................................................            Appendix A

Compensation Committee Charter..................................................................            Appendix B

Nominating and Corporation Governance Committee Charter.........................................            Appendix C

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                                  APRIL 3, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Farmers & Merchants Bancorp, Inc., an Ohio corporation ("Corporation"), to be used at the Annual Meeting of Shareholders of the Corporation, to be held at the Founders Hall, located at Sauder Village, State Route 2, Archbold, Ohio 43502 on April 3, 2004 at 1:00 P.M., EST, and at any adjournments thereof, pursuant to the accompanying Notice of Meeting.

   GENERAL INFORMATION ABOUT THE MEETING AND VOTING SECURITIES AND PROCEDURES

WHO MAY VOTE AT THE MEETING?

The Board of Directors has fixed the close of business on February 27, 2004 as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting. The transfer books of the Corporation will not be closed. Subject to your right to vote cumulatively in the election of directors if properly implemented, you are entitled to one vote for each share of common stock you held on the record date, including shares:

         -        held directly in your name; and

         - held for you in an account with a broker, bank or other nominee (shares held in "street name").

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

A majority of Farmers & Merchants Bancorp, Inc. outstanding shares of common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. On the record date there were 1,300,000 shares of the Corporation's common stock, without par value ("Common Stock") outstanding, the holders of which are entitled to one vote per share, subject to the right to vote cumulatively in the election of directors if properly implemented. Your shares are counted as present at the meeting if you:

         -        are present and vote in person at the meeting; or

         -        have properly submitted a proxy card prior to the meeting.

WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

There is only one proposal scheduled to be voted on at the meeting, the election of fourteen (14) directors.

WHO IS REQUESTING MY VOTE?

The solicitation of proxies on the enclosed form is made on behalf of the Board of Directors of the Corporation and will be conducted primarily through the mail. Please mail your completed proxy in the envelope included with these proxy materials. In addition to the use of the mail, members of the Board of Directors and certain officers and employees of the Corporation or its subsidiaries may solicit the return of proxies by telephone, facsimile, and other electronic media or through personal contact. Except as noted below in regard to voting of shares held in street name, proxies may not be returned through the Internet. The Directors, officers and employees that participate in such solicitation will not receive additional compensation for such efforts, but will be reimbursed for out-of-pocket expenses. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy will be borne by the Corporation.

HOW MANY VOTES ARE REQUIRED TO APPROVE EACH PROPOSAL?

Directors will be elected by a plurality of the votes cast at the Annual Meeting. This means that the 14 nominees who receive the largest number of "FOR" votes cast will be elected as directors.

HOW ARE VOTES COUNTED?

A shareholder may

         -        Vote for all of the nominees for director

         -        Withhold votes on all of the nominees for director

         -        Abstain from voting for one or more nominees

         -        Approve each proxy matter

         -        Disapprove each proxy matter

The laws of Ohio under which the Corporation is incorporated provide that, if notice in writing is given by any Shareholder to the President, Vice President or the Secretary of the Corporation not less than 48 hours before the time fixed for holding a meeting of Shareholders for the purpose of electing Directors, that he desires that the voting at that election shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the Shareholder giving such notice, each Shareholder shall have the right to cumulate such voting powers as he possesses in voting for Directors. Cumulative voting rights allow shareholders to vote the number of shares owned by them times the number of directors to be elected and to cast such votes for one nominee or to allocate such votes among nominees as they deem appropriate. Shareholders will not be entitled to exercise cumulative voting unless at least one shareholder properly notifies the Company of their desire to implement cumulative voting at the Annual Meeting. The Company is soliciting the discretionary authority to cumulate votes represented by proxy, if such cumulative voting rights are exercised.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board of Directors recommends that you vote "FOR" each of the director nominees.

HOW DO I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

Whether you hold shares directly or in street name, you may direct your vote without attending the Annual Meeting. If you are a shareholder of record, you may vote by granting a proxy as follows:

         - By Mail - You may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

For shares held in street name, you should follow the voting instructions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in some cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions by mail, telephone, or Internet, your broker or nominee will vote your shares as you have directed.

HOW DO I VOTE MY SHARES IN PERSON AT THE MEETING?

Even if you plan to attend the meeting, we encourage you to vote by mail so your vote will be counted if you later decide not to attend the meeting.

If you choose to vote at the Annual Meeting:

         - If you are a shareholder of record, to vote your shares at the meeting you should bring the enclosed proxy card and proof of identity.

         - If you hold your shares in street name, you must obtain a proxy in your name from your bank, broker or other holder of record in order to vote at the meeting.

Bring the proxy (for record holders) or proof of beneficial ownership (for street name holders) such as a recent brokerage statement or a letter from your bank or broker, and proof of identity to the meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY?

It likely means you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy.

MAY I CHANGE MY VOTE?

Yes. The proxy may be revoked at any time before it is voted by written notice to the Corporation prior to the start of the meeting, and any shareholder attending the meeting may vote in person whether or not he has previously submitted a proxy. Where no instructions are indicated, proxies will be voted FOR the election of the fourteen nominees for directors..

WHEN WILL THE PROXY AND ANNUAL REPORT BE MAILED TO SHAREHOLDERS?

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy are being mailed to the Corporation's shareholders on or about March 4, 2004.

     ELECTION OF DIRECTORS AND INFORMATION CONCERNING DIRECTORS AND OFFICERS

The Code of Regulations of Farmers & Merchants Bancorp, Inc. provides that the number of Directors to be elected at the Shareholder Meeting will be determined by the vote of the shareholders, but shall not be less than nine or greater than twenty. Currently, the number of Directors is set at fourteen.

Fourteen Directors of the Corporation are to be elected at the meeting. Each such Director will be elected to serve in accordance with the Code of Regulations of the Corporation until the next annual meeting of shareholders and until his successor is elected and qualified. Directors will be elected by a plurality of the shares of Common Stock represented at the meeting, in person or by proxy.,

It is the intention of the individuals named in the enclosed form for proxy to vote such proxy for the election of directors of persons hereinafter named. Management has no reason to believe that any of the nominees for the office of director will not be available for election as a director. However, should any of them become unwilling or unable to accept nomination for election, it is intended that the individuals named in the enclosed proxy may vote for the election of such other person or persons as management may recommend.

Set forth below is information concerning the nominees for the election to the Board of Directors.

                                                                                                            Year First
                                                     Principal Occupation or                                 Became
      Name                      Age              Employment for Past Five Years                             Director(1)
      ----                      ---              ------------------------------                             ----------

Eugene D. Bernath                71              Farmer                                                          1978

Dexter L. Benecke                61              President, Viking Trucking, Inc.                                1999

Jerry L. Boyers                  70              President, Edifice Construction                                 1976
                                                 Management

Joe E. Crossgrove                67              President and Chief Executive Officer of the Corporation        1992
                                                 and The Farmers & Merchants State Bank

Steven A. Everhart               49              Secretary/Treasurer, MBC Holdings, Inc.                         2003

Robert G. Frey                   63              President, E. H. Frey & Sons, Inc.                              1987

Jack C. Johnson                  51              President, Hawk's Clothing, Inc.                                1991
                                                 Partner, REJO Partnership

Dean E. Miller                   60              President, MBC Holdings, Inc.                                   1986

Anthony J. Rupp(2)               54              President, Rupp Furniture Co.                                   2000

David P. Rupp Jr. (2)(3)         62              Attorney, Plassman, Rupp, Hensal, Short & Hagans                2001

James C. Saneholtz               57              President, Saneholtz-McKarns, Inc.                              1995

                                                                                                            Year First
                                                      Principal Occupation or                                 Became
      Name                      Age               Employment for Past Five Years                            Director(1)
      ----                      ---              -------------------------------                            -----------
Kevin J. Sauder                  43              President, Chief Executive Officer,                             2004
                                                 Sauder Woodworking Co

Merle J. Short                   63              President, Promow, Inc.                                         1987

Steven J. Wyse                   59              President, SteelinQ Systems, Inc.                               1991

(1) The Corporation was organized as the bank holding company for the Farmers & Merchants State Bank in 1985. Persons noted as having served on the Board of Directors prior to that date served on the Board of the Bank prior to the organization of the Corporation.

(2) Anthony J. Rupp and David P. Rupp Jr., both of whom are being nominated to the Board of Directors, are brothers.

(3)David P. Rupp Jr. is an attorney with membership in the law firm of Plassman, Rupp, Hensal, Short, & Hagans of Archbold, Ohio. The law firm has been retained by the Corporation, and its subsidiaries, during the past sixteen years and is to be retained currently.

Other than the relationship between Mr. Anthony Rupp and David Rupp noted above, there are no family relationships among any of the directors, nominees for election as directors and executive officers of the Corporation.

While it is contemplated that all nominees will stand for election, and the nominees have confirmed this with the Corporation, if one or more of the nominees at the time of the annual meeting should be unavailable or unable to serve as a candidate for election as a director of the Corporation, the proxies reserve full discretion to vote the common shares represented by the proxies for the election of the remaining nominees and any substitute nominee(s) designated by the Board of Directors. The Board of Directors knows of no reason why any of the above-mentioned persons will be unavailable or unable to serve if elected to the Board. Under Ohio law and the Corporation's Code of Regulations, the fourteen nominees receiving the greatest number of votes will be elected as directors.

MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE ABOVE-NAMED NOMINEES AS DIRECTORS OF THE CORPORATION.

The following table sets forth certain information with respect to the executive officers of the Corporation and the Bank:

                                      OFFICER        POSITIONS AND OFFICES HELD WITH COMPANY
     NAME                     AGE     SINCE(1)       & PRINCIPAL OCCUPATION HELD PAST FIVE YEARS
-----------------             ---     --------       --------------------------------------------
Joe E. Crossgrove              67       1966         President and CEO of the Corporation and the Bank

Edward A. Leininger            47       1981         Executive Vice President, Senior Commercial Loan Officer and
                                                      COO of the Bank, until April 2001, was EVP Commercial Loans

Rex D. Rice                    44       1984         Executive Vice President, Chief Lending Officer of the Bank

Barbara J. Britenriker         42       1992         Senior Vice President, Chief Financial Officer and Comptroller of the
                                                      Corporation and the Bank, was Vice President until April 2002

Allen Lantz                    50       1983         Senior Vice President, Branch Administrator, was Vice President and
                                                      Branch Administrator 2001-2002, was Branch Manager before 2001

Randall H. Schroeder           44       1984         Vice President and Senior Operations Officer, was Assistant Vice
                                                      President and Chief Operations Officer before April 2002

------------------------------------------------------------------------------
(1) Includes time served as an officer of The Farmers & Merchants State Bank

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of common stock beneficially owned at February 27, 2004 by each director and nominee, and all directors and executive officers as a group. As of the date of this Proxy Statement, management is not aware of any person who beneficially owns more than five percent of the Corporation's common stock.

                                                       Amounts of Shares of Common
                                                         Stock Beneficially Owned                    Percent of Total
Beneficial ownership of nominees for director:         ---------------------------                   ----------------
-----------------------------------------------
Dexter L. Benecke                                             956 (1)                                       .07%
Eugene D. Bernath                                           4,980 (2)                                       .38
Jerry L. Boyers                                             3,380                                           .26
Joe E. Crossgrove                                           2,600                                           .20
Steven A. Everhart                                            600 (3)                                       .05
Robert G. Frey                                              4,745 (4)                                       .37
Jack C. Johnson                                               875                                           .07
Dean E. Miller                                              8,775 (5)                                       .68
Anthony J. Rupp                                             2,857 (6)                                       .22
David P. Rupp Jr.                                           4,445 (7)                                       .34
James C. Saneholtz                                            325                                           .03
Kevin J. Sauder                                               936 (8)                                       .07
Merle J. Short                                              5,540 (9)                                       .43
Steven J. Wyse                                             23,676 (10)                                     1.82

(1) Includes 140 shares of common stock owned jointly with Mr. Benecke's spouse and 333 shares of common stock owned individually by his spouse.

(2) Includes 500 shares of common stock owned jointly with Mr. Bernath's spouse and 372 shares of common stock owned individually by his spouse.

(3) All 600 shares of common stock are owned jointly by Mr. Everhart and his spouse.

(4) Includes 150 shares of common stock owned individually by Mr. Frey's spouse.

(5) Includes 3,945 shares of common stock owned individually by Mr. Miller's spouse.

(6) Includes 200 shares of common stock owned individually by Mr. Rupp's spouse.

(7) Includes 140 shares of common stock owned by the law firm of Plassman, Rupp, Hensal, Short & Hagans, of which Mr. Rupp is a partner.

(8) Includes 468 shares of common stock owned individually by Mr. Sauder's spouse.

(9) Includes 2,995 shares of common stock owned individually by Mr. Short's spouse.

(10) Includes 11,838 shares of common stock owned individually by Mr. Wyse's spouse.

Beneficial ownership of named executive officers:
--------------------------------------------------

Edward A. Leininger                                             1,130 (1)                                       .09%
Rex D. Rice                                                       522 (2)                                       .04
Barbara J.Britenriker                                             273 (3)                                       .02

(1) Mr. Leininger owned 1,130 shares of common stock jointly with his spouse.

(2) Mr. Rice owned 522 shares of common stock jointly with his spouse.

(3) Ms. Britenriker owned 273 shares of common stock jointly with her spouse.

Directors and Executive Officers as a Group (19 Persons)   66,755      5.14%

              COMMITTEES AND COMPENSATION OF THE BOARD OF DIRECTORS

The following table summarizes the membership of the Board of Directors and each of its committees, and the number of times each met during 2003.

                                BOARD            AUDIT COMMITTEE          COMPENSATION COMMITTEE
                                -----            ---------------          ----------------------
Dexter L. Beneke               Member
Eugene D. Bernath              Member                 Member                       Member
Jerry L. Boyers                Member
Joe E. Crossgrove              Member
Steven A. Everhart(1)          Member                 Member
Robert G. Frey                 Member
Jack C. Johnson                Member                                              Member
Dean E. Miller                 Member                                              Member
Anthony J. Rupp                Member
David P. Rupp Jr.              Member
James C. Saneholtz             Member
Maynard Sauder(2)              Member                 Member                       Member
Merle J. Short                 Member                 Member
Steven J. Wyse                 Member
NUMBER OF MEETINGS

     IN 2003                     29                     7                             5

(1) Mr. Everhart was appointed to the Board of Directors by the Board of Directors to fill the vacancy created through the retirement of Mr. Julian Giovarelli in November 2003.

(2) Mr. Sauder retired from the Board of Directors on January 30, 2004.

The directors of Farmers & Merchants Bancorp, Inc. are also the directors of The Farmers & Merchants State Bank and Farmers & Merchants Life Insurance Co., wholly owned subsidiaries of the Corporation.

During 2003, each director attended 75% or more of the total meetings of the Board and the committees on which they served (held during the period that each served as a director) of the Corporation and Farmers & Merchants State Bank, the primary operating subsidiary of the Corporation, except for James C. Saneholtz and Steven J. Wyse who attended 55% and 72%, respectively, of the Board and committee meetings that they were scheduled to attend.

As noted below under "Corporate Governance", the Corporation now has an audit, compensation and nominating and corporate governance committee. During 2003, the Board of Directors of Corporation did not have a standing nominating committee or any other committee performing similar functions. Functions normally performed by a corporation's nominating committee were performed by the Corporation's Board of Directors acting as a whole. The Corporation did establish a nominating committee in 2004 as described below under "Corporate Governance." Because the nominating and corporate governance committee was created on February 13, 2004, the members of that committee have not yet been identified and the committee has not yet held a meeting.

Directors of The Farmers & Merchants State Bank are each compensated at a rate of $300 for each meeting of the Board of Directors attended, and in 2003 each received a bonus of $600. Directors receive no additional compensation for services performed while serving on special committees.

The Board of Directors of the Corporation's bank subsidiary has an Executive Salary Committee that also acts as the Compensation Committee for the Corporation, which is responsible for establishing salary levels and benefits for its executive officers. In determining the compensation of the executive officers of the Company's subsidiaries, the subsidiaries have sought to create a compensation program that relates compensation to financial performance, recognizes individual contributions and achievements, and attracts and retains outstanding executive officers.

During 2003, the Corporation had an Audit Committee composed of Eugene Bernath, Director and Chairman of the Board, Maynard Sauder, Director and Vice Chairman, and Directors Julian Giovarelli, Merle Short and, after November 13, 2003 when he was appointed to the Board of Directors, Steve Everhart. Mr. Giovarelli retired from the Board of Directors in November 2003 and was replaced by Mr. Everhart. Mr. Sauder retired from the Board of Directors on January 30, 2004 and has been replaced on the Audit Committee as of February 13, 2004 by Director Dexter Benecke. The function of the Audit Committee was to review the adequacy of the Corporation's system of internal controls, to investigate the scope and adequacy of the work of the Corporation's independent public accountants and to recommend to the Board of Directors a firm of accountants to serve as the Corporation's independent public accountants.

CORPORATE GOVERNANCE

The Corporation recently reviewed its corporate governance policies as a matter of good business practices and in light of the passage of the Sarbanes-Oxley Act of 2002 ("Sarbanes Oxley") and regulations promulgated by the Securities and Exchange Commission ("SEC") and listing standards adopted by NASDAQ. While the corporate governance requirements set forth in the NASDAQ listing standards are not applicable to the Corporation because it is not listed on NASDAQ, the Corporation decided to implement most of those corporate governance policies to encourage appropriate conduct among the members of its Board of Directors, officers and employees and to assure that the Corporation operates in an efficient and ethical manner.

In this regard, the Audit Committee of the Board of Directors and the Board of Directors of the Corporation met on February 13, 2004 with outside counsel to the Corporation to consider a number of policies, charters and guidelines. After significant discussion, the Board of Directors adopted Corporate Governance Guidelines for the Corporation. In addition, the Corporation adopted charters for the Audit Committee (attached hereto as Appendix A), the Compensation Committee (attached hereto as Appendix B) and the newly created Nominating and Corporate Governance Committee (attached hereto as Appendix C). The charters for these three committees are designed to help the committees function more efficiently and with greater independence from the Board of Directors, which was one of the primary goals in the adoption of Sarbanes-Oxley. The members of each of these three committees are currently, and under the terms of the respective charters, will continue to be "independent" pursuant to standards adopted by NASDAQ. Further, the Board of Directors has determined that under the NASDAQ "independence" standards, a majority of the members of the Board of Directors is currently independent.

Finally, the Board of Directors adopted a Code of Business Conduct and Ethics (the "Code") at the meeting. While Sarbanes-Oxley mandates the adoption of a code of ethics for the most senior executive officers of all public companies, the Code adopted by the Corporation's Board of Directors is broader in the activities covered and applies to all officers, directors and employees of the Corporation and the Bank. The administration of the Code has been delegated to the Audit Committee of the Board of Directors, a Committee comprised entirely of "independent directors." The Code addresses topics such as compliance with laws and regulations, honest and ethical conduct, conflicts of interest, confidentiality and protection of Corporation assets, fair dealing and accurate and timely periodic reports, and also provides for enforcement mechanisms. The Board and management of the Corporation intends to continue to monitor not only the developing legal requirements in this area, but also the best practices of comparable companies, to assure that the Corporation maintains sound corporate governance practices in the future.

A copy of the Corporation's Code is available on the website of the Bank (www.fm-bank.com). In addition, a copy of the Code is available to any shareholder free of charge upon request. Shareholders desiring a copy of the Code should address written requests to Mr. Joe E. Crossgrove, President, Chief Executive Officer and Treasurer of Farmers & Merchants Bancorp, Inc., 307-11 North Defiance Street, Archbold, Ohio 43502, and are asked to mark Code of Business Conduct and Ethics on the outside of the envelope containing the request.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors submits the following report on the performance of its responsibilities for the year 2003. The purposes and responsibilities of the Committee are elaborated in the Committee charter, which was originally adopted by the Board of Directors on February 15, 1991. In connection with certain corporate governance enhancements agreed to in February 2004, the Board of Directors approved a new Audit Charter. A copy of the revised Audit Charter is attached hereto as Appendix A. The Board of Directors has determined that Steven A. Everhart, one of the members of the Audit Committee, is a "financial expert" as defined under the regulations promulgated under the Sarbanes-Oxley Act discussed above. Mr. Everhart and all of the other members of the Audit Committee have been determined by the Board of Directors to be "independent" under the listing standards adopted by the NASDAQ Stock Market.

Management of the Corporation has primary responsibility for the financial statements and the overall reporting process, including the Corporation's system of internal controls. The independent auditors are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with auditing standards generally accepted in the United States. This audit serves as a basis for the auditors' opinion in the annual report to shareholders addressing whether the financial statements fairly present the Corporation's financial position, results of operations and cash flows. The Audit Committee's responsibility is to monitor and oversee these processes.

In reviewing the independence of the Corporation's outside auditors, the Committee has received from Plante & Moran, PLLC the written disclosures and letter regarding relationships between Plante & Moran, PLLC. and its related entities and the

Corporation and its related entities and has discussed with Plante & Moran, PLLC its independence from the Corporation as required by Independence Standards Board Standard No. 1. As part of this review, the Committee considered whether the non-audit services provided by Plante & Moran, PLLC to the company during 2003 were compatible with maintaining Plante & Moran, PLLC's independence.

In fulfilling its responsibilities relating to the Corporation's internal control, accounting and financial reporting policies and auditing practices, the Committee has reviewed and discussed with management and Plante & Moran, PLLC the Corporation's audited financial statements for 2003. In this connection, the Committee has discussed with Plante & Moran, PLLC. its judgments about the quality, in addition to the acceptability, of the Company's accounting principles as applied in its financial reporting, as required by Statement on Auditing Standards No. 61. Based on these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on SEC Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the Audit Committee:

         Steven A. Everhart, Chairman
         Eugene D. Bernath
         Merle J. Short
         Dexter L. Benecke

NOMINATIONS FOR MEMBERS OF THE BOARD OF DIRECTORS

As noted above under "Corporate Governance", the Corporation has established a Nominating and Corporate Governance committee. Because the Nominating and Corporate Governance Committee was created on February 13, 2004, the members of that committee have not yet been identified and the committee has not yet held a meeting. The charter for the committee is attached hereto as Appendix C. The Board of Directors intends to appoint only "independent" directors (as defined by NASDAQ) to the committee. The Nominating and Corporate Governance Committee does not yet have a policy regarding the consideration of nominations for directors by shareholders. The committee intends to develop such a policy in the near future and intends to post the policy on the Bank's website for review by shareholders. The Nominating and Corporate Governance Committee will consider nominations from shareholders. Proposed nominations should be addressed to Chairman of the Nominating and Corporate Governance Committee of Farmers & Merchants Bancorp, Inc., 307-11 North Defiance Street, Archbold, Ohio 43502.

The Nominating and Corporate Governance Committee also has been designated by the Corporation's Corporate Governance Guidelines to receive, review and respond, as appropriate, to communications concerning the Corporation from employees, officers, shareholders and other interested parties that such parties want to address to non-management members of the Board of Directors. Shareholders that want to direct such questions to the non-management members of the Board of Directors should address them to the Chairman of the Corporate Governance and Nominating Committee, Farmers & Merchants Bancorp, Inc., 307-11 North Defiance Street, Archbold, Ohio 43502.

The Corporation's Corporate Governance Guidelines also contain a provision stating that it is expected that all member of the Board of Directors shall attend the Annual Meeting of Shareholders. 12 out of the total of 14 members of the Board of Directors attended the 2003 Annual Meeting of Shareholders.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

The executive officers of the Company receive no compensation from the Company for services rendered as executive officers of the Company. Instead, they are paid by the Company's bank subsidiary, The Farmers & Merchants State Bank (the "Bank"), for services rendered in their capacity as executive officers of the Company and its subsidiaries. The Company and its other non-bank subsidiary reimburse the Bank for their share of applicable payroll costs. The Executive Salary Committee of the Bank has the identical members as the Compensation Committee of the Company and the members of these committees make decisions regarding compensation.

The following table shows, for fiscal years ended December 31, 2003, 2002 and 2001, the cash compensation paid by the Company and its subsidiaries, as well as, certain other compensation paid or accrued for those years, to Joe E. Crossgrove, the President, Chief Executive Officer and Treasurer of Farmers & Merchants Bancorp, Inc., President and Chief Executive Officer of The Farmers & Merchants State Bank, and Vice President of Farmers & Merchants Life Insurance Company and the other executive officers who received compensation in excess of $100,000. The holding company has no employees; all compensation was paid by the Bank.

                           SUMMARY COMPENSATION TABLE

     Name and                                  Base                   Other Annual
Principal Position                  Year      Salary        Bonus   Compensation(2)(3)
------------------                  ----     --------     --------  ------------------
Joe E. Crossgrove(1)                2003     $163,200     $ 40,233     $ 19,590
    President and Chief             2002      148,325       15,465       19,046
      Executive Officer             2001      144,750       24,511       18,571

Edward A. Leininger                 2003     $104,988     $ 20,471     $ 11,884
     Executive Vice President       2002       95,428       10,370       11,683
                                    2001       92,600       15,931       11,301

Rex  D. Rice                        2003     $104,988     $ 20,471     $ 11,359
      Executive Vice President      2002       95,428       10,370       11,206
                                    2003       92,600       15,931       10,838

Barbara J. Britenriker              2003     $ 91,740     $ 17,888     $  9,350
    Chief Financial Officer and     2002     $ 73,432        8,642        8,741
       Comptroller                  2001     $ 69,424       13,186        8,200

(1) Salary to Joe E. Crossgrove includes directors' fees of $9,200 for 2003, $8,700 for 2002 and $8,400 for 2001.

(2) Other compensation is the annual cost attributable to contributions to the 401(k) profit sharing plan.

(3) No incidental benefits accrue to officers which, in the opinion of management, are not job related, normal and appropriate in connection with the conduct of the bank subsidiary's business affairs.

RETIREMENT PLANS

The Bank has established a 401(k) profit sharing plan that allows eligible employees to save at a minimum one percent of eligible compensation on a pre-tax basis, subject to certain Internal Revenue Service limitations. The Bank will match 50% of employee 401(k) contributions up to four percent of total eligible compensation. In addition the Bank may make a discretionary contribution from time to time as is deemed advisable. A participant is 100% vested in the participant's deferral contributions and employer matching contributions. A seven-year vesting schedule applies to employer discretionary contributions.

In order to be eligible to participate, the employee must be 21 years of age, have completed six months of service, work 1,000 hours in the plan year and be employed on the last day of the year. Entry dates have been established at January 1 and July 1 of each year.

The plan calls for only lump-sum distributions upon either termination of employment, retirement, death or disability.

There are no long-term incentive programs or stock option programs in effect.

    REPORT OF THE COMPENSATION COMMITTEE OF FARMERS & MERCHANTS BANCORP, INC.

Under rules established by the Securities and Exchange Commission (the "SEC"), the Corporation is required to provide certain data and information in regard to the compensation and benefits provided to the Corporation's President and Chief Executive Officer and, if applicable, the four other most highly compensated Executive Officers, whose compensation exceeded $100,000 during the Corporation's fiscal year. The disclosure includes the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting such officers. The Compensation Committee of the Corporation has the responsibility of determining the compensation policy and practices with respect to all Executive Officers. At the direction of the Board of Directors, the Compensation Committee of the Corporation has prepared the following report for inclusion in the Proxy Statement.

Compensation Policy. The report reflects the Corporation's compensation philosophy as endorsed by the Compensation Committee. Each year, the Compensation Committee sets a salary for its Executive Officers by reviewing the performance of each officer, as well as, by making compensation comparisons with banks of similar size in order to determine whether such salary levels are adequate to attract and retain qualified Executive Officers. The Compensation Committee determines the level of compensation for all Executive Officers, including Mr. Crossgrove as the President and CEO. Mr. Crossgrove has input into the compensation levels for all Executive Officers, except himself.

There are two components of the compensation program for all Executive Officers of the Corporation's subsidiary, The Farmers & Merchants State Bank, a base salary component and a discretionary bonus component, which is applicable to all employees, set by the Board of Directors in December of each year. The bonus is determined based upon specific goals set for each employee and the return on average assets ("ROA") of the Bank. If the employee meets his or her goal and the ROA exceeds the average ROA of the Bank for the prior 10 years, the employee receives the full bonus amount established. If the ROA is above 1%, but below such 10-year average, a prorated portion of the bonus is paid. No bonus is paid if the Bank's ROA for the applicable year is less than 1% or the employee fails to attain his or her pre-established goals. For non-officer employees, such bonus is paid in December of the applicable year based upon an estimate of the ROA made in November of each year. For officers, the bonus is paid before the end of the first quarter of the following year and is based upon actual ROA, not estimated. The Corporation does not have any employees that are not also employees of the Bank.

The executive compensation program of the Corporation has been designed to:

- Support a pay-for-performance policy that rewards Executive Officers for corporate performance.

- Motivate Executive Officers to achieve strategic business goals.

- Provide competitive compensation opportunities critical to the Corporation's long-term success.

The Compensation Committee approved compensation increases for all Executive Officers of the Corporation during 2003. Executive Officer salary increase determinations are based upon an evaluation of each executive's performance against goals set in the prior year.

The Committee has determined that a significant portion of executive compensation should be payable in an annual bonus which shall be based principally upon the financial performance of the Corporation and that of the individual in attaining his or her established goals.

Respectfully submitted by the Members of the Compensation Committee:

Eugene D. Bernath      Jack C. Johnson      Dean E. Miller

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 2003, the following individuals served as members of the Compensation Committee: Eugene D. Bernath, Jack C. Johnson, Dean E. Miller and Maynard Sauder. Some of the Directors who served on the Compensation Committee, and the companies with which they are associated, were customers of and have had banking transactions with the Bank in the ordinary course of the Bank's business in the past and up to the present time. All loans and commitments for loans included in such transactions were made on substantially the same terms including interest rates and collateral as were prevailing at the time for comparable transactions with other persons. In the opinion of the Board of Directors of the Bank, these loans and commitments for loans do not involve more than a normal risk of collectibility or present other unfavorable features.

         The Company and/or the Bank have had, and expect to have in the future, banking transactions in the ordinary course of its business with such directors, and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. It is intended that such transactions will not involve more than the normal risk of collectibility or present other unfavorable features.

                                PERFORMANCE GRAPH

Below is a line-graph presentation comparing the cumulative total shareholder returns for the Corporation, an index for NASDAQ Stock Market (U.S. Companies) comprised of all domestic common shares traded on the NASDAQ National Market System, an index for financial institutions with total assets greater than $500 million but less than $1 billion as compiled by SNL Securities, and the NASDAQ Bank Index for the five-year period ended December 31, 2003. The chart compares the value of $100 invested in the Corporation and each of the indices.

Previously, the Corporation has presented its performance compared to that of the NASDAQ National Market System and the SNL Securities Index for financial institutions with greater than $500 Million but less than $1 Billion in total assets. Because the information for the NASDAQ Bank Index is more readily available and because management of the Corporation believes that the NASDAQ Bank Index provides a more comprehensive view of the banking industry as a whole, the Corporation has decided to use the NASDAQ Bank Index in future years. For comparison purposes, both the old and new indices are shown in the table below.

The Board of Directors recognizes that the market price of stock is influenced by many factors, only one of which is performance. The stock price performance shown on the graph is not necessarily indicative of future performance.

                      RETURNS ASSUME DIVIDEND REINVESTMENT

INDEXED TO $100 AT 12/31/98

                            TOTAL RETURN PERFORMANCE

                              [PERFORMANCE GRAPH]

                                                                              PERIOD ENDING
INDEX                                                  12/31/98  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03
FARMERS & MERCHANTS BANCORP, INC.                        100      141.87    163.87    179.33    161.53    170.53
NASDAQ                                                   100      185.95    113.19     89.64     61.67      92.9
NASDAQ - BANK INDEX                                      100       94.28     110.5    124.34    133.02    176.36
SNL BANK INDEX ($500 M-$1 B BANK INDEX)                  100       90.81     84.76    107.23    133.91    189.14

*Source courtesy of Bloomberg, LLC

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Directors and principal officers of the bank subsidiary and their associates were customers of, and had transactions with, the bank subsidiary in the ordinary course of business during the year 2003. All loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the Board of Directors and the Bank, do not involve more than normal risk of collectibility or present other unfavorable features. As of the date hereof, all of such loans were performing loans.

David P. Rupp Jr. is an attorney with membership in the law firm of Plassman, Rupp, Hensal, Short, & Hagans of Archbold, Ohio. The law firm has been retained by the Corporation and its subsidiaries during the past sixteen years and is to be retained currently.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Corporation or written representations that no such forms were required, the Corporation believes that, except as noted below, during 2003 all Section 16(a) filing requirements applicable to its officers and Directors were complied with. The Corporation has no shareholders that are ten percent beneficial owners. During 2002 and 2003, the SEC implemented regulations that require the filing of Form 4s within 2 days of the transaction to which the filing relates. The regulations also require that all forms to be filed under Section 16(a) be filed electronically with the SEC. Because of the shortened time frame and need for electronic filing, there were more late filings by persons affiliated with the Corporation than have occurred in the past. The following information notes all late filings of Forms 3 and 4 by persons who were directors or executive officers of the Corporation in 2003: (i) Steven A. Everhart failed to timely file one Form 3, his initial report of ownership; (ii) Maynard Sauder, a former director of the Corporation, failed to timely file one Form 4 regarding the sale of shares; (iii) Eugene D. Bernath failed to timely file one Form 4 regarding the purchase of shares; (iv) David P. Rupp, Jr. failed to timely file one Form 4 regarding the purchase of shares; (v) Steven J. Wyse failed to timely file one Form 4 regarding the purchase of shares; (vi) Merle J. Short failed to timely file one Form 4 regarding the purchase of shares; (vii) Robert G. Frey failed to timely file one Form 4 regarding the purchase of shares and (viii) Dean E. Miller failed to timely file one Form 4 regarding the purchase of shares. All late forms have since been filed. There were no late Form 5s filed for the year 2003.

                 INFORMATION CONCERNING INDEPENDENT ACCOUNTANTS

         On November 14, 2003 the Audit Committee of the Board of Directors of the Corporation accepted the resignation of Krouse, Kern & Co., Inc. ("Krouse Kern") , as the Corporation's independent public accountant for all periods commencing on or after January 1, 2003. Also on that date, the Audit Committee engaged the firm of Plante & Moran, PLLC, ("Plante & Moran") independent certified public accountants, to be auditors of the Corporation and its subsidiaries for the fiscal year beginning January 1, 2003. Plante & Moran was engaged to provide independent audit services for the Company and its subsidiaries and to provide certain non-audit services including advice on accounting, tax and reporting matters. The Board of Directors expects that a representative of Plante & Moran will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Board of Directors intends to reappoint the firm of Plante & Moran to be auditors of the Corporation and its subsidiaries for the calendar year ending December 31, 2004. The Corporation has been advised by Plante & Moran that no member of that firm has any financial interest, either direct or indirect, in the Corporation or its subsidiaries, other than as a depositor, and it has no connections with the Corporation or its subsidiaries in any capacity other than that of public accountants.

         Krouse Kern's report on the consolidated financial statements of the Corporation for the fiscal years ended December 31, 2001 and 2002 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended December 31, 2001 and December 31, 2002, as well as during the subsequent interim period ending on November 14, 2003, there were no disagreements between the Corporation and Krouse Kern on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Krouse Kern, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

         During the Company's two most recent fiscal years ended December 31, 2001, and December 31, 2002, and the subsequent interim period through November 14, 2003, the Corporation did not consult with Plante & Moran regarding any of the matters or events set forth in Item 304(a)(2)(I) and (ii) of SEC Regulation S-K.

         The Corporation's independent accountants billed the aggregate fees shown below for audit, financial information systems design and implementation, and other services rendered to the Corporation and its subsidiaries for the year 2003. Audit fees include fees billed in connection with the audit of the Corporation's annual financial statements, as well as fees billed for the review of the unaudited financial statements contained in the Corporation's periodic reports on Form 10-Q, as filed with the Securities and Exchange Commission.

Krouse Kerns and Plante & Moran and its affiliates billed the following amounts to the Corporation and its subsidiaries during

2002 and 2003, respectively for audit, audit related fees, tax fees and all other fees:

                                       KROUSE KERN - 2002              KROUSE KERN - 2003            PLANTE & MORAN - 2003
                                       ------------------              ------------------            ---------------------
AUDIT FEES                                   $91,845                          $57,947                       $20,000
AUDIT RELATED FEES                             3,625                            3,915                         4,000
TAX FEES                                         -0-                            3,900                         3,000
ALL OTHER FEES                                   515                              -0-                           -0-

TOTAL                                        $95,985                          $65,762                       $27,000

The Audit Committee of the Corporation considered and concluded that the provision for non-audit services by Plante & Moran, PLLC and its affiliates was compatible with maintaining the independent auditors' independence. The Audit Committee of the Corporation will pre-approve all services to be provided to the Corporation by Plante & Moran. All the services noted above were approved by the Audit Committee.

                PROPOSALS OF SHAREHOLDERS FOR NEXT ANNUAL MEETING

Proposals of shareholders intended to be presented at the 2005 Annual Shareholders' Meeting must be received at the Corporation's offices at 307-11 North Defiance Street, Archbold, Ohio 43502, prior to November 3, 2004 for inclusion in the proxy statement and form of proxy.

                                  OTHER MATTERS

The Board of Directors does not know of any other matters that are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment on such matters.

A COPY OF THE CORPORATION'S ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2003 IS ENCLOSED. A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR 2003, WITH EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("2003 10-K"), IS AVAILABLE TO ANY SHAREHOLDER FREE OF CHARGE. SHAREHOLDERS DESIRING A COPY OF THE 2003 10-K SHOULD ADDRESS WRITTEN REQUESTS TO MS. BARBARA J. BRITENRIKER, CHIEF FINANCIAL OFFICER OF FARMERS & MERCHANTS BANCORP, INC., 307-11 NORTH DEFIANCE STREET, ARCHBOLD, OHIO 43502, AND ARE ASKED TO MARK "2003 10-K REQUEST" ON THE OUTSIDE OF THE ENVELOPE CONTAINING THE REQUEST.

                                              By Order of the Board of Directors
Archbold, Ohio
March 3, 2004

                                                     Carol J. England, Secretary

                                                                      APPENDIX A

                        FARMERS & MERCHANTS BANCORP, INC.

                             AUDIT COMMITTEE CHARTER

                               STATEMENT OF POLICY

The purpose of the audit committee is to oversee the Corporation's accounting and financial reporting processes and the audits of the Corporation's financial statements. The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibilities by reviewing the financial reports and related financial information provided by the Corporation to governmental agencies or the general public, the Corporation's system of internal controls and the effectiveness of its control structure, the Corporation's compliance with designated laws and regulations, and the Corporation's accounting, internal and external auditing and financial reporting processes. In discharging its responsibilities, the audit committee shall:

         - Serve as an independent and objective party to oversee the Corporation's accounting and financial reporting processes, internal control system, and the audits of the Corporation's financial statements.

         - Review and evaluate the audit procedures and results of the Corporation's independent auditor and internal audit function.

         -        Approve, engage and terminate the independent auditor.

         - Review and evaluate the independent auditor's qualifications, performance and independence.

         - Review, evaluate and approve any non-audit services the independent auditor may perform for the Corporation and disclose such approved non-audit services in periodic reports to shareholders.

         - Maintain free and open means of communication between the board of directors, the independent auditor, the internal auditor, and the management of the Corporation.

         - Maintain free and open means of communication between employees and the audit committee for the processing of complaints received by the Corporation regarding questionable accounting or auditing matters, including suspicions of fraudulent activity.

         - At lease annually, review and if necessary or appropriate, update this charter for consideration by the board of directors and perform an evaluation of the audit committee performance and function.

                                  ORGANIZATION

The members of the audit committee shall be appointed by the board of directors and may be removed by the board of directors. The audit committee may consult or retain its own independent legal, accounting or other advisors and shall determine the degree of independence from the Corporation required of those advisors. The audit committee shall meet at least four times per year and will report directly to the full board any issues that arise with respect to the quality and integrity of the Corporation's general financial performance and reporting and regulatory compliance. The audit committee may also meet periodically by itself to discuss matters it determines require private audit committee or board of directors' attention. Further, the audit committee shall meet separately with management, with the internal auditor and with the independent auditor. There will be at least three members of the audit committee. A majority of the members of the audit committee shall be a quorum to transact business.

                 RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

The audit committee shall have the funding, resources and authority to discharge its duties and responsibilities without seeking the approval of the board of directors or management of the Corporation, including (1) the authority, funding and resources to compensate the independent auditor engaged by the audit committee for the purpose of preparing or issuing the audit report and performing other audit, review and attest services for the Corporation, (2) the authority, funding and resources to select, retain, terminate and approve the fees and other terms of engagement of, special or independent counsel, accountants and other advisors as deemed appropriate by the audit committee, and
(3) the authority to pay all its ordinary administrative expenses incurred in carrying out its duties and responsibilities.

                                 QUALIFICATIONS

The audit committee shall be composed entirely of independent directors, determined by the board of directors under the Farmers & Merchants Bancorp, Inc. Corporate Governance Guidelines. The members of the audit committee, as determined by the board of directors, shall also meet the independence and financial expertise requirements of The Nasdaq Stock Market for audit committee members. At least one member of the audit committee will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member's financial sophistication.

                              INDEPENDENT AUDITORS

The independent auditor shall be engaged by and accountable to the audit committee. The independent auditor will report directly to the audit committee. The audit committee shall have the sole authority to engage, compensate, evaluate and terminate the independent auditor, to review with the independent auditor the nature and scope of any disclosed relationships or professional services including all audit engagement fees and terms, and to take appropriate action to ensure the continuing independence of the auditor. The audit committee shall pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditor. The audit committee shall also set clear policies and standards relating to the Corporation's hiring of employees or former employees of the independent auditor to ensure continued independence throughout the engagement of the independent auditor.

The audit committee shall, on an annual basis, obtain from the independent auditor a written disclosure delineating all of its relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The audit committee shall engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and be responsible for taking appropriate action to oversee the independence of the independent auditor. Additionally, the audit committee will obtain and review a report of the independent auditor describing its internal quality-control procedures, material issues raised by the most recent internal quality-control review of the independent auditor or an inquiry or investigation by a governmental authority involving one or more audits carried out by the independent auditor in the preceding five years and any steps or procedures taken to deal with any such issues. After reviewing the independent auditor's report, the audit committee shall evaluate the auditor's qualifications, performance and independence. The audit committee shall consider the opinions of management and the internal auditor in making such evaluation.

As required by law, the audit committee shall confirm the regular rotation of the lead and concurring audit partner, and consider whether there should be a regular rotation of the auditor itself.

The independent auditor shall ascertain that the audit committee is made aware of and timely report to the audit committee all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and inform the audit committee of other material written communications between the independent auditor and management.

The audit committee will have complete oversight of the work done by the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, including resolution of any disagreement between management and the independent auditor regarding financial reporting.

                                 INTERNAL AUDIT

The internal auditor of the Corporation shall directly report to the chairman of the audit committee, with administrative oversight provided by an appropriate executive officer of the Corporation. The audit committee will oversee the internal audit function and determine that the internal auditor is establishing, maintaining and executing appropriate audit programs, policies and procedures that govern the examination and audit of the ledgers, records, procedures and operations of the Corporation and its affiliates.

                              COMPLAINT PROCEDURES

The audit committee will establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of the Corporation and its subsidiaries regarding questionable accounting or auditing matters.

                          FINANCIAL REPORTING OVERSIGHT

In discharging its responsibilities to oversee governmental and public reporting of financial information, the audit committee shall:

- Review and discuss the annual audited financial statements, footnotes and related disclosures included in the Corporation's annual report to shareholders and its annual report on Form 10-K with financial management, the independent auditor, and the internal auditor prior to the release and filing of such documents. Review with the independent auditor the results of its annual examination of the financial statements, including their report thereon, and determine its satisfaction with the disclosures and content of the financial statements. This review shall cover discussion of all items required by generally accepted auditing standards regarding required communications with audit committees. Ascertain that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements.

- Review and discuss the quarterly financial results and information with financial management, the independent auditor, and the internal auditor to determine that the independent auditor does not take exception to the disclosure and content of the financial statements on Form 10-Q, to determine that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements, and to discuss any other matters required to be communicated to the audit committee by the independent auditor.

- Review and discuss the types of presentation and information to be included in earnings press releases, and any additional financial information and earnings guidance that is provided.

- Inquire of management, the internal auditor, and the independent auditor about significant risks or exposures and discuss guidelines and policies to govern the steps management has taken to minimize such risk to the Corporation.

- Review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the internal auditor, the independent auditor, the chief financial officer and the chief executive officer.

- Review the basis for the disclosures made in the annual report to stockholders under the heading Management's Report on Internal Controls regarding the control environment of the Corporation and the annual filing required under the Federal Deposit Insurance Corporation Improvement Act of 1991.

- Prepare, review and approve the annual proxy statement disclosure regarding the activities and report of the audit committee for the year.

                                                                      APPENDIX B

                        FARMERS & MERCHANTS BANCORP, INC.
                         COMPENSATION COMMITTEE CHARTER

                               STATEMENT OF POLICY

The Compensation Committee shall provide assistance to the board of directors in fulfilling the board of directors' responsibilities relating to management organization, performance, compensation and succession, and establishing compensation for members of the board of directors.

                                  ORGANIZATION

The members of the Compensation Committee shall be appointed by the board of directors and may be removed by the board of directors. The Compensation Committee shall meet on the call of its chairman. The Compensation Committee has the authority to retain and terminate advisors, including compensation consultants, accountants and legal counsel, to assist in discharging its duties including the authority to approve such advisors' fees and retention terms. There will be at least three members of the Compensation Committee. A majority of the members of the Compensation Committee shall be a quorum to transact business.

                                 QUALIFICATIONS

The Compensation Committee shall be composed of independent directors, determined by the board of directors under the Farmers & Merchants Bancorp, Inc. Corporate Governance Guidelines. The members of the Compensation Committee shall be outside directors within the meaning of Section 162 (m) of the Internal Revenue Code. Each member of the Compensation Committee shall also be a "Non-Employee Director" as the term is defined by Rule 16b-3 of the Securities and Exchange Commission.

                       POWERS, DUTIES AND RESPONSIBILITIES

In discharging its responsibilities for management organization, performance, compensation, and succession, the Compensation Committee shall:

- Consider and authorize the compensation philosophy for Farmers & Merchants Bancorp, Inc.'s personnel.

- Review and evaluate chief executive officer and senior management performance, in light of goals and objectives set by the Compensation Committee that include Farmers & Merchants Bancorp, Inc.'s performance and return to shareholders.

- Set the chief executive officer's and senior management's compensation based upon performance. The chief executive officer will not be present during the Compensation Committee's deliberations about or voting on the chief executive officer's compensation.

- Annually review and approve perquisites for the chief executive officer and senior management.

- Consider and make recommendations to the board of directors on matters relating to organization and succession of senior management.

-        Evaluate and establish director compensation.

- Consider and approve the report of the Compensation Committee for inclusion in Farmers & Merchants Bancorp, Inc.'s proxy statement for its annual shareholders' meeting.

- Make recommendations to the board of directors with respect to incentive compensation plans, deferred compensation plans, executive retirement plans, and equity-based plans.

-        Administer incentive, deferred compensation, and equity-based plans.

- Annually review and if necessary or appropriate, update this charter for consideration by the board of directors.

-        Annually evaluate the performance and function of the Compensation
         Committee.

- Report the matters considered and actions taken by the Compensation Committee to the board of directors.

                                                                      APPENDIX C

                        FARMERS & MERCHANTS BANCORP, INC.
                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

                               STATEMENT OF POLICY

The Nominating and Governance Committee shall provide assistance to the board of directors in fulfilling the board of directors' responsibilities for director nominations and appointments, and board of directors and corporate governance.

                                  ORGANIZATION

The members of the Nominating and Governance Committee shall be appointed by the board of directors and may be removed by the board of directors. The Nominating and Governance Committee shall meet on the call of its chairman. The Nominating and Governance Committee has the sole authority to retain and terminate any consulting or search firm to be used to identify director candidates, including the sole authority to approve the firm's fees and other retention terms. There will be at least three members of the Nominating and Governance Committee. A majority of the members of the Nominating and Governance Committee shall be a quorum to transact business.

                                 QUALIFICATIONS

The Nominating and Governance Committee shall be composed entirely of independent directors, determined by the board of directors under the Farmers & Merchants Bancorp, Inc. Corporate Governance Guidelines.

                      POWERS, DUTIES, AND RESPONSIBILITIES

In discharging its responsibilities to review, authorize and approve director nominations, director compensation and corporate governance, the Nominating and Governance Committee shall:

- actively seek individuals qualified to become members of the board of directors;

- from time to time recommend individuals for appointment as directors by the board of directors;

- set the number of directors that shall constitute the whole board of directors;

- recommend to the whole board of directors nominees for director for nomination by the board of directors for approval by shareholders at an annual meeting of shareholders or special meeting of shareholders;

- recommend to the board of directors the establishment, charter and membership of the various committees of the board of directors;

- recommend to the board of directors corporate governance guidelines for Farmers & Merchants Bancorp, Inc.;

- consider and advise the board of directors on other matters relating to the affairs or governance of the board of directors;

- annually review and if necessary or appropriate, update this charter for consideration by the board of directors;

- annually evaluate the performance and function of the Nominating and Governance Committee; and

- report the matters considered and actions taken by the Nominating and Governance Committee to the board of directors.

                                      PROXY

                        FARMERS & MERCHANTS BANCORP, INC.
                                 ARCHBOLD, OHIO

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene D. Bernath, Dean E. Miller and David P. Rupp, Jr., or any one or more of them, with full power of substitution, for me and in my name, place and stead, to vote all the common stock of Farmers & Merchants Bancorp, Inc. registered in the name of the undersigned as of February 27, 2004, with all powers which the undersigned would possess if personally present at the Annual Meeting of the Shareholders of Farmers & Merchants Bancorp, Inc. to be held in the Founders Hall at Sauder Village, State Route 2, Archbold, Ohio, on Saturday, April 3, 2004, at 1:00 P.M., EST, and at any adjournments thereof, and to vote as follows. By appointing the above named persons as proxy for me, I give them the right to vote cumulatively in the election of directors and to cast the number of votes among the nominees noted below in such proportion as they shall deem appropriate, in their sole discretion, unless I have withheld my vote for any nominee, in which case votes shall not be cast for that person. This proxy revokes all prior proxies given by the undersigned.

1. Fixing the number of Directors to be elected at 14 and the election of the 14 nominees namely: Dexter L. Benecke, Eugene D. Bernath, Jerry L. Boyers, Joe E. Crossgrove, Steven A. Everhart, Robert G. Frey, Jack C. Johnson, Dean E. Miller, Anthony J. Rupp, David P. Rupp Jr., James C. Saneholtz, Kevin J. Sauder, Merle J. Short, and Steven J. Wyse.

        [ ]  For                              [ ]  Withhold Authority

         IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY NOMINEE, PLEASE DRAW A LINE THROUGH THE NOMINEE'S NAME.

2. To transact any and all other business as may properly come before the meeting or any adjournments thereof.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS LISTED ABOVE UNLESS INDICATED TO THE CONTRARY. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. ALL SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED..

The majority of said attorneys and proxies at said meeting and adjournments thereof, (or if only one be present, then that one), shall have and may exercise all of the powers of said attorneys and proxies.

                             DATED_______________________________, 2004
INSERT LABEL
                             ___________________________________________________
                             ___________________________________________________

(If signed in a fiduciary capacity, please give full fiduciary title. If signed by a corporation, sign the full corporate name followed by the signature of the duly authorized officer. If signed by an agent, attach the instrument authorizing the agent to execute the proxy or a photocopy thereof.)

Please sign and date the Proxy and return it in the enclosed envelope.